  UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549     SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )     Filed by the Registrant " Filed by a Party other than the Registrant ! Check the appropriate box: !   Preliminary Proxy Statement !   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) !   Definitive Proxy Statement "   Definitive Additional Materials !   Soliciting Material under §240.14a-12 Alight, Inc. (Name of Registrant as Specified In Its Charter)   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check all boxes that apply): "   No fee required !   Fee paid previously with preliminary materials !   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ALIGHT, INC. 320 SOUTH CANAL STREET 50TH FLOOR, SUITE 5000 CHICAGO, ILLINOIS 60606 ALIGHT, INC. 2025 Annual Meeting Vote by June 3, 2025 11:59 PM ET Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V72701-Z90093 You invested in ALIGHT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 4, 2025 1:00 p.m. Central Time Virtually at: www.virtualshareholdermeeting.com/ALIT2025 *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V72702-Z90093 Voting Items Board Recommends 1. To elect four Class I director nominees to our Board of Directors. 1a. David D. Guilmette For 1b. Michael E. Hayes For 1c. Kausik Rajgopal For 1d. Robert A. Schriesheim For 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025. For 3. To approve, on an advisory (non-binding) basis, the 2024 compensation paid to our named executive officers. For